Earnings/(Loss) Per Common Share	6 Months Ended
Jun. 30, 2026
Earnings/(Loss) Per Common Share [Abstract]
Earnings/(Loss) Per Common Share
10.	Earnings/(Loss) Per Common Share:

The computation of earnings/(loss) per share for the six-month period ended June 30, 2026 is based on the weighted average number of common shares outstanding during the period, while the computation for the six-month period ended June 30, 2025 gives retroactive effect to the shares issued in connection with the Spin-Off as if they were outstanding for the whole six month period. All shares issued are included in the Company’s common stock and have equal rights to vote and participate in dividends and in undistributed earnings.

The components of the calculation of basic and diluted earnings per share for the six month periods ended June 30, 2025 and 2026 are as follows:

	Six months ended June 30,
	2025	2026
Net Income/(Loss)	3,976	(1,092)
Less: Deemed dividend equivalents on Series G Preferred Shares related to redemption value (Note 11)	-	(635)
Less: Dividends of Series G Preferred Shares (Note 11)	-	(183)
Less: Deemed dividend on warrant inducement (Note 9)	-	(26)
Net Income / (Loss) attributable to common shareholders	3,976	(1,936)
Weighted average common shares outstanding, basic and dilutive	52	103,857
Earnings/(Loss) per share, basic and diluted	76,461.53	(18.64)

For the six-month period ended June 30, 2025, there were no dilutive shares. For the six-month period ended June 30, 2026, 139,114  dilutive shares calculated under the treasury stock method have not been included in the computation of diluted earnings per share because to do so would have been antidilutive for the period presented. For the six-month period ended June 30, 2026, 47,539 dilutive shares on an as-if converted basis relating to Series G Shares were not included in the computation of diluted earnings per share because to do so would have been antidilutive for the period presented.